Agreement regarding
                 Dr. Harris's Original Diabetic Feet Formula


Parties:  Desert Health Products, Inc., 8221 E. Evans Rd., Scottsdale AZ
          85260
          ParTrusT Beheer B.V., Max Euwelaan 33, NL-3062 MA Rotterdam, The Netherlands


ParTrusT acknowledges that DHPI has entered into an exclusive agreement with Dr. Harris for the rights to market Diabetic Feet internationally and as such with its signatures accept the following:

  1.ParTrusT purchases for US$ 250,000.00 a 10% ownership in this agreement.

  2.ParTrusT agrees to transfer to DHPI

       a.   50,000.00 the week of February 15th, 2001
       b.   40,000.00 the week of February 22nd, 2001
       c.   100,000.00 the week of April 10th , 2001
       d.   The balance May10th,2001

  3. DHPI agrees to pay ParTrusT US$2.00 of each unit sold until US$ 250,000 has been received and US$ 1.25 on each unit thereafter for a period of 10 years.


Desert Health Products, Inc., agrees as a bonus to deliver to ParTrusT 25,000 (Twenty-five thousand) shares of Desert Health's 144 common stock on completion of funding.



DESERT HEALTH PRODUCTS, INC.            PARTRUST BEHEER B.V.



/S/Johnny Shannon        2/8/01         /S/Eddie Peijer          2/8/01
--------------------------------         -------------------------------
Chairman/CEO             Date           Managing Partner         Date